Results of the Year	12 Months Ended
Dec. 31, 2020
Disclosure Of Results Of Operations [Abstract]
Disclosure of results of operations explanatory
SECTION 2	Result of the Year
2.1	RESEARCH AND DEVELOPMENT EXPENSES

§ ACCOUNTING POLICIES

Research expenses comprise of costs incurred during the very early stages of the drug development cycle from initial drug discovery until the drug is ready for administration to humans. The activities initially focus on identifying a single drug candidate with a profile that will support a decision to initiate development activities. Before selection of the final drug candidate, it is tested in animals to gather efficacy, toxicity and pharmacokinetic information.

Development expenses comprise costs incurred during the different phases of clinical drug development starting in phase 1, when the drug is administered to humans for the first time, through phases 2 and 3, and subsequent activities to obtain marketing authorizations, which will permit Orphazyme to eventually market and sell the drug products.

In line with industry practice, Orphazyme expenses all research costs. Development costs that do not meet the definition of an asset are also expensed as incurred. Due to regulatory and other uncertainties inherent in the development of new products, development costs do not qualify for capitalization as intangible assets until marketing approval by a regulatory authority is obtained or highly probable. In addition, pre-launch inventory costs are recognized under Research and Development (see Note 3.5).

Clinical trial costs are a significant component of research and development expenses. The Company’s clinical trials are performed by third-party Contract Research Organizations (CROs) and in order to estimate the amount of costs to charge to expense Management has developed expense models for each clinical trial based on estimates and assumptions.

The clinical trials generally have three distinctive stages.

•	Start-up stage: initial setting up of the trial
•	Treatment stage: site and trial management during the dosing period
•	Wrap-up stage: close down and reporting of the trial

For each clinical trial for which information about the actual services delivered by the CRO are not provided on a regular current basis, the Company reviews the approved budgets for the clinical trial from the original executed agreements and categorizes the individual costs according to the three stages described above. The start-up activities, which include site recruitment, regulatory applications and investigator meetings, usually are performed reasonably uniformly throughout the start-up stage and the related costs are expensed ratably over this stage, which reflects the manner in which related services are rendered by the CRO.

The start-up stage is followed by the treatment stage, during which patients are dosed with the drug under study and results are monitored and measured. The costs incurred in this stage of the trial, which comprises the major portion of the total cost of the clinical trial, is mainly driven by the number of enrolled patients undergoing treatment. The Company estimates the costs attributable to activities performed in this stage of the trial on a per-patient basis. These costs are expensed over the treatment stage as patients are enrolled and undergo treatment, as reported by the CRO. After the last patient has been treated, the trial begins to be closed down and activities are performed related to data quality assurance and analysis. These activities are performed reasonably uniformly throughout the wrap-up stage and are expensed ratably over this last stage. Other costs, such as central laboratory costs and drug supply costs, are expensed as incurred, which is typically when the service has been rendered or the goods delivered.

CROs invoice the Company upon the occurrence of predetermined milestones (such as the enrollment of patients); however, the timing of these invoices and the Company’s related payments often do not correspond directly to the level of performance of contracted activities. To the extent payments are made by the Company in advance of the related activities performed by the CROs, they are included in prepayments to vendors (see Note 3.4) and expensed in accordance with the expense model discussed above. To the extent that the payments are made by the Company following the performance of the related activities, the expense is reflected as an accrual (see Note 3.6) in accordance with the expense model.

Research and development expenses include costs arising from research and clinical development activities including employee costs for research and development personnel (i.e. salaries, bonuses, employer contributions to pension schemes, share-based compensation), legal expenses related to the protection, defense and enforcement of the Company’s intellectual property, as well as depreciation of right-of-use assets associated with facilities and equipment used for research and development purposes. The following table presents research and development expenses recognized for the years ended December 31:

DKK 000	2020	2019	2018
External costs	261,136	218,143	154,952
Employee costs (Note 2.4)	96,108	64,167	40,281
Depreciation and amortization (Notes 3.1, 3.2, 3.3)	4,040	3,103	1,292
Total research and development expenses	361,284	285,413	196,525

External costs comprise mainly expenses related to third party vendors providing services related to our research and development activities and facility costs. External costs in 2020 include expense from write-down of pre-launch inventory of DKK 12.4m (Note 3.5).

Estimate of research and development expenses associated with clinical trials

Accounting for clinical trial costs related to activities performed by Contract Research Organizations (CROs) and other external vendors requires Management to make significant estimates regarding the timing of the expense recognition of these costs. The diverse nature of services being provided by CROs, the different compensation arrangements that exist for each type of service, and the limitation in the availability of information related to when certain clinical activities are performed add complexity to the estimation of the timing of expense recognition for services rendered by CROs and other vendors in connection with clinical trials. In addition, the COVID-19 pandemic has increased the estimation uncertainty of clinical trial costs, in particular the timing of the expense recognition due to potential delays in services being performed.

2.2	GOVERNMENT GRANTS

§ ACCOUNTING POLICIES

Government grants are recognized when there is reasonable assurance that the funding will be received, and all underlying conditions will be fulfilled. Income from grants is recognized in the Statement of Profit or Loss as a reduction of the related expenses being reimbursed in the period when the related expenses are incurred.

Government grants comprise research funding from the Danish government and the European Union. The grants received by Orphazyme provide reimbursement for certain project-specific research and development expenses, including wages and salaries. During the year ended December 31, 2020, Orphazyme was awarded a new government grant that provides for the reimbursement of one-third of research costs incurred in connection with the new molecular entity project over the next two years.  The maximum amount to be reimbursed under this grant is DKK 5 million, which is to be reimbursed on a quarterly basis.  During 2020, Orphazyme has not received any payments related to this new government grant or any other funding (2019: DKK 0.1 million; 2018: 2.1 million).

As of the year ended December 31, 2020, the total amount receivable under government grants is DKK 0.1 million (2019: DKK 0.4 million) and is classified as Current Other Receivables in the Statement of Financial Position, as all remaining funding from grants is receivable within the next year (Note 3.4). One grant had been paid to Orphazyme in advance in a previous year and income related to this grant had been deferred in 2019 (DKK 0.1 million) and 2018 (DKK 0.3 million).  The deferred income was presented in the Statement of Financial Position as current other liabilities (Note 3.6). As of December 31, 2020, all income related to that grant has been recognized.

All the grants received are subject to repayment clauses upon breach of conditions to maintain the terms under which the grant was awarded. Orphazyme has complied with and anticipates continuing to fully comply with all such terms.

2.3	GENERAL AND ADMINISTRATIVE EXPENSES

§ ACCOUNTING POLICIES

General and administrative expenses include salaries for our employees working on pre-launch preparation activities as well as administrative employees and Executive Management; remuneration to the Board of Directors; share-based compensation costs related to such employees and the Board; depreciation of right-of-use assets associated with facilities not used for research and development purposes, investor relations, and accounting and legal fees. In addition, we include costs incurred in pre-launch preparation activities such as market access, marketing, and medical affairs in general and administrative expenses, including the costs associated with the Early Access Program for NPC in the U.S., tradename costs, market and pricing studies and related costs.

The following table presents general and administrative expenses for the years ended December 31:

DKK 000	2020	2019	2018
External costs	118,971	23,847	19,250
Employee costs (Note 2.4)	127,120	25,995	15,803
Depreciation (Notes 3.2 and 3.3)	1,159	699	74
Total general and administrative expenses	247,250	50,541	35,127

External costs comprise expenses related to third party vendors providing assistance with establishing a commercial organization and the escalation of launch preparation activities, including hiring a commercial team in our subsidiaries in the U.S. and Switzerland, market access activities, and medical affairs activities to further engage with the scientific community through communication and education programs. In addition, external costs comprise expenses related to administrative services such as legal and accounting support, IT, and investor relations.

2.4	EMPLOYEE COSTS

§ ACCOUNTING POLICIES

Employee costs primarily comprise salaries, bonuses, social security contributions, share-based compensation, vacation and sick leave as well as the employer portion of pension contributions. In addition, severance payments or termination benefits are also included under Employee Costs.  The cost of these benefits is recognized as an expense as services are received. All employee pension plans are defined contribution plans and not defined benefit plans.

Employees are eligible to receive a discretionary bonus subject to certain predefined and individual goals as determined by the Board of Directors. Employees are also eligible to receive an extraordinary bonus at the discretion of the Board of Directors. In October 2020, following our listing of ADSs, all employees received an extraordinary bonus.

The following table presents Employee Costs, including remuneration to the Board of Directors and Executive Management, for the years ended December 31, 2020, 2019 and 2018. Refer to note 4.5 for more discussion on remuneration of Board of Directors and Executive Management.

DKK 000
Employee costs	2020	2019	2018
Salaries	131,606	68,719	42,243
Cash bonus	40,481	8,707	4,583
Share-based compensation (Note 2.5)	27,258	2,405	2,145
Pension	11,313	5,561	3,058
Other social security contributions	5,172	875	326
Other staff costs	3,083	862	966
Total employee costs excluding board remuneration	218,913	87,129	53,321
Board remuneration (Note 4.5)	3,469	2,888	2,763
Board share-based compensation (Note 2.5 and Note 4.5)	846	145	—
Total employee costs	223,228	90,162	56,084

Recognized as follows in the statement of Profit or Loss
Research and development expenses	96,108	64,167	40,281
General and administrative expenses	127,120	25,995	15,803
Total employee costs	223,228	90,162	56,084

Average number of full-time employees	117	74	46
Year-end number of full-time employees	141	86	57

2.5	SHARE-BASED COMPENSATION COSTS

§ ACCOUNTING POLICIES

Equity-settled awards

Shares awarded under the long-term incentive program (“LTIP”) are equity-settled awards. The fair value of these awards is determined at the date of grant, resulting in a fixed fair value at grant date that is not adjusted for future changes in the fair value of the awards that may occur over the service period. The fair value of the LTIP awards has been determined using the Monte-Carlo model. Further details of the valuation models are presented below.

The fair value of equity-settled awards with service conditions and non-market performance conditions is recognized as compensation expense pro rata over the service period to the extent such awards are estimated to vest. The compensation expense is recognized together with a corresponding increase in equity over the period in which the performance and/or service conditions are fulfilled. The cumulative expense for the Group’s share-based compensation awards recognized at each reporting date until the vesting date reflects the extent to which the vesting period has expired and Management’s best estimate of the number of instruments that will ultimately vest. The expense or credit in the Statement of Profit or Loss for a period represents the movement in cumulative expense recognized as at the beginning and end of that period.

In the event that equity instruments are granted conditionally upon an equal number of equity instruments granted in prior periods not being exercised, they are treated as a new grant for the current period and a modification of the equity instruments granted in the prior period.

When the terms of an equity-settled award are modified, the minimum expense recognized is the grant date fair value of the unmodified award, provided that the original terms of the award are met. An additional expense, measured as at the date of modification, is recognized for any modification that increases the total fair value of the share-based payment transaction, or is otherwise beneficial to the employee. Where an award is cancelled by the entity or by the counterparty, any remaining fair value of the award is expensed immediately in the Statement of Profit or Loss.

Cash-settled awards

The phantom share-based incentive programs established by the Group are settled in cash and are treated as cash-settled awards. Similarly, as the Restricted Share Units (RSU) awards to the board of directors may be settled in cash or in shares at the choice of the participant, they are also treated as cash-settled awards.  If the RSUs are ultimately exercised by the holder and settled in equity, the amount accrued as a liability is settled by reversing it into equity.

A liability is recognized for the fair value of cash-settled awards, measured initially and at each reporting date up to and including the settlement date, with changes recognized through profit or loss at each reporting date. The fair value is expensed over the period until vesting date with recognition of a corresponding liability. The fair value is determined using the Monte-Carlo model, further details of which are presented below. The fair value of the cash-settled awards, which vest subject to obtaining a specified share price (i.e. market condition), is reported as compensation expense regardless of whether the share price condition is met if all other vesting conditions are met. For these awards, fair value is determined taking into account the probability of meeting the share price target. No expense is recognized for awards that do not ultimately vest. If the RSUs are finally exercised, the related liability is reclassified as equity.

Estimate of inputs and assumptions used in share-based compensation valuation models

Estimating the fair value of the Group’s share-based compensation programs requires determination of the most appropriate valuation model, which depends on the terms and conditions of the respective award. This estimate also requires making assumptions to determine the most appropriate inputs to the valuation model, including the expected life of the award, expected volatility, dividend pay-out ratio, and risk-free interest rate.

All references to share price relate to the Company’s share price on Nasdaq Copenhagen.

a) Long-term incentive program (equity-settled)

In connection with the completion of the Company’s initial public offering (IPO) on Nasdaq Copenhagen in November 2017, the Executive Management and Key Employees were offered to subscribe for Offer Shares (“Investment Shares”) at the Offer Price for a maximum amount corresponding to approximately 15% (CMO) and 20% (CEO, CFO, and CSO) of their respective current annual base salaries.

Under the post-IPO long-term incentive program (2017 LTIP), the Executive Management as well as certain Key Employees of Orphazyme have subscribed to 14,875 ordinary shares (Investment Shares) at the offer price of DKK 80. In April 2018, a Key Employee subscribed to 4,300 Investment Shares at the then-current market price of DKK 67.5.

The participants in the 2017 LTIP may be allocated a number of shares in Orphazyme (“Performance Shares”) at a price per Performance Share of DKK 1 at the end of a vesting period of four years from Orphazyme’s first day of trading and official listing on Nasdaq Copenhagen. The number of Performance Shares shall be proportional to the potential increase in the price of Orphazyme’s shares at the time of exercise compared to the offer price. The potential increase in the price of Orphazyme’s shares will be calculated as the volume-weighted average share price as quoted on Nasdaq Copenhagen during the 10 trading days preceding the vesting date. The maximum allocation of Performance Shares will be six shares for the CEO and four shares for the other participants multiplied by the number of Investment Shares subscribed for in connection with the IPO. Performance Shares will be allocated on a linear scale with maximum allocation triggered by an 80% increase in share price, whereas no Performance Shares will be allocated if the price of Orphazyme’s shares has increased 20% or less at the end of the vesting period. Among other things, vesting is also subject to the participants having maintained ownership of their Investment Shares and continued employment. Based on the number of Investment Shares subscribed for, a total maximum of 86,700 Performance Shares may be issued at the end of the vesting period.

In addition, subject to Board approval, the participants may also be allocated a number of shares in Orphazyme (“Matching Shares”) at a price per Matching Share of DKK 1 in connection with the first anniversary of the subscription date of the Investment Shares. The number of Matching Shares shall be equal to the number of Investment Shares subscribed for and vesting will be subject to the participants having maintained ownership of their Investment Shares and continued employment during the one-year vesting period. By March 2019, all 19.175 Matching Shares under the 2017 LTIP vested in full and were issued against a nominal payment of DKK 1 per share.

In case of termination of a participant’s employment, the participant may be designated a Good Leaver, which entitles him to receive Matching Shares and Performance Shares as if the participant was still employed with the Group.

In July 2019, the Company initiated a 2019 long-term investment program (2019 LTIP) for the Executive Management and certain Key Employees with the same terms and conditions as the 2017 LTIP, i.e. Matching Shares vesting over one year and Performance Shares vesting over four years. In July 2020, 31,250 matching shares fully vested and were issued against a nominal payment of DKK 1 per share. The maximum number of Performance Shares that can vest in July 2023 as part of the 2019 LTIP is 125.000.

In 2020, the Company initiated a 2020 long-term investment program (2020 LTIP) for the Executive Management and certain other employees with the same terms and conditions as the 2017 LTIP and the 2019 LTIP.  However, in case of termination of a participant’s employment and designation as a Good Leaver, the right to receive Matching Shares and Performance Shares will be prorated and calculated through the date of notice of termination.  During 2020, awards were granted on four different grant dates shown in the table below. Matching Shares for all awards granted under the 2020 LTIP will fully vest on January 1, 2021. The maximum number of Performance Shares that can vest in January 2024 as part of the 2020 LTIP is 489.757.

The fair value of all the LTIP awards was estimated using a Monte-Carlo simulation model at the respective grant dates, considering the terms and conditions on which the awards were granted.

The risk-free interest rate has been estimated based on Danish government bonds with similar maturities. As of November 2020, expected volatility has been determined based on the Company’s own historical volatility, as the Company has been publicly traded for three years.  Before November 2020, expected volatility was determined based on the historical volatility of comparable listed companies. The Company does not plan to pay out dividends in the foreseeable future.

The following table presents the fair value of the shares granted in the last three years under each program and the inputs used in the valuation models at the respective grant dates:

Program	2020 LTIP	2020 LTIP	2020 LTIP	2020 LTIP
Grant date	Dec 2020	Oct 2020	Sep 2020	Aug 2020
Fair value at the measurement date (DKK 000)	446	4,464	1,482	44,126
Dividend yield (%)	-	-	-	-
Expected volatility (%)	45.9%	56.5%	56.1%	55.4%
Risk-free interest rate (%)	(0.66%)	(0.60%)	(0.59%)	(0.54%)
Expected life of awards (years)	3.06	3.24	3.24	3.35
Weighted average share price (DKK)	56.30	68.50	83.50	90.10

Program	2019 LTIP	2017 LTIP
Grant date	Aug 2019	Apr 2018
Fair value at the measurement date (DKK 000)	6,214	714
Dividend yield (%)	—	—
Expected volatility (%)	51.8%	41.8%
Risk-free interest rate (%)	(0.70%)	(0.28%)
Expected life of awards (years)	3.42	3.58
Weighted average share price (DKK)	62.6	67.5

The following table presents the weighted average remaining contractual life in years of the Performance Shares of the LTIP awards outstanding at December 31 for the respective year presented.  Matching Shares under all of the LTIP programs are fully vested as of January 1, 2021 :

	2020	2019
Program
2020 LTIP	3.0	—
2019 LTIP	2.7	3.7
2017 LTIP	0.9	1.9

The exercise price for each LTIP award outstanding as of December 31, 2020 was DKK 1 (2019: DKK 1; 2018:  DKK 1).

The table below summarizes the activity related to the LTIP awards for the years ended December 31:

	Executive	Key	Total	Awards
DKK 000	Management	Employees	Awards	exercisable
Outstanding at December 31, 2017	9,000	5,875	14,875	—
Granted	—	4,300	4,300	—
Exercised	—	—	—	—
Expired	—	—	—	—
Forfeited	—	—	—
Outstanding at December 31, 2018	9,000	10,175	19,175	14,875
Granted	6,250	25,000	31,250
Exercised	(9,000)	(10,175)	(19,175)
Expired	—	—	—
Forfeited	—	—	—
Outstanding at December 31, 2019	6,250	25,000	31,250
Granted	52,865	119,623	172,488
Exercised	(6,250)	(25,000)	(31,250)
Expired	—	—	—
Forfeited	—	(937)	—
Outstanding at December 31, 2020	52,865	118,686	172,488	172,488

For the year ended December 31, 2020, DKK 17.9 million (2019: DKK 2.1 million; 2018: DKK 2.1 million) was recognized as compensation expense related to the LTIP awards. Of the total expense, DKK 8.2 million (2019: DKK 0.7 million; 2018: DKK 1.1 million) is attributed to the Executive Management.

b) Phantom share-based incentive program (cash-settled)

In June 2018, Orphazyme introduced a four-year phantom share-based incentive program (the “2018 Phantom Shares Program”) for all employees other than the Executive Management and Key Employees under the LTIP.

In August 2019, Orphazyme initiated a 2019 Phantom Shares Program with the same terms and conditions as the 2018 Phantom Shares Program. In December 2020, Orphazyme initiated a 2020 Phantom Shares Program with the same terms and conditions as the 2018 and 2019 Phantom Shares Programs.

The Phantom Shares Programs are based on the share price of the Company and entitles the participants to a potential cash bonus if there has been an increase of at least 20% in Orphazyme’s share price compared to the entry price at the grant date. The Phantom Shares Programs will not have any dilutive effect on the shareholders of Orphazyme as the phantom shares do not constitute or qualify for actual shares in Orphazyme.

The overall objectives of the Phantom Shares Programs are (i) to retain qualified employees, (ii) to create long-term incentive for the participants, and (iii) to align the interests of the employees with those of Orphazyme’s shareholders. Each employee participating in the program earns the right to a certain number of phantom shares per month, depending on the employee’s position. Subject to any adjustments to the Phantom Shares Programs made by the Board of Directors due to, for example, changes in Orphazyme’s share capital structure or other significant events, each employee will be eligible to receive up to a total of 144 or 288 phantom shares under the program. By the end of each calendar year of the four-year program, the participants will have earned phantom shares free of charge.

The entry price per phantom share for the 2018 and 2019 Phantom Programs was DKK 61 and for the 2020 Phantom Program was DKK 71.2.  The entry price has been calculated on the basis of the volume-weighted average closing price of Orphazyme’s share on Nasdaq Copenhagen during a period of 10 trading days prior to the introduction of the respective Phantom Shares Program. The phantom shares will automatically be settled in cash at the end of January 2023 for the 2018 Phantom Shares Program, at the end of January 2024 for the 2019 Phantom Shares Program and at the end of January 2024 for the 2020 Phantom Shares Program by subtracting the entry price per share from the market price per share and multiplying the change by the total number of granted phantom shares, but only if Orphazyme’s market price per share at that date exceeds the entry price per share by at least 20%. The market price per share will be based on the volume-weighted average closing price of Orphazyme’s shares on Nasdaq Copenhagen during a period of 10 trading days prior to the settlement of the phantom shares.

The employee’s cash award for each program is capped and cannot exceed a gross amount of DKK 37,500 or DKK 75,000 per employee per program, depending on the number of phantom shares allocated to the respective employee under the program. Based on the number of participants in the Phantom Shares Programs as of December 31, 2020 and 2019, the programs are expected to consist of up to a total of 41,351 and 12,750 phantom shares, respectively.

As of December 31, 2020, all phantom shares granted under the Phantom Shares Program were only granted to employees of Orphazyme. No phantom shares were forfeited or expired, and none of the phantom shares were eligible for exercise.

As the Phantom Shares Programs are cash-settled, the fair value of the phantom shares granted as part of the program is estimated at each reporting date. For the year ended December 31, 2020, an aggregate amount of DKK 0.1 million (2019: DKK 0.3 million; 2018: DKK 39 thousand) was recognized as compensation expense related to the Phantom Shares Programs, with a corresponding amount recognized as a non-current liability as the earliest settlement is in January 2023 (Note 3.6).

The risk-free interest rate has been estimated based on Danish government bonds with similar maturities. As of November 2020, expected volatility has been determined based on the Company’s own historical volatility, as the Company has been publicly traded for three years.  Before November 2020, expected volatility was determined based on the historical volatility of comparable listed companies.

The following table presents the inputs to the Monte-Carlo model used to estimate the fair values of the phantom shares as of year-end, when the cash-settled programs are re-valued:

Valuation date:	December 31, 2020			December 31, 2019
Program:	2020 Program	2019 Program	2018 Program	2019 Program	2018 Program
Fair value at valuation date (DKK 000)	406	293	160	347	205
Dividend yield (%)	—	—	—	—	—
Expected volatility (%)	47.1%	47.3%	54.3%	57.4%	57.0%
Risk-free interest rate (%)	(0.59%)	(0.61%)	(0.61%)	(0.50%)	(0.63%)
Expected life of awards (years)	4.08	3.08	2.08	4.00	3.08
Weighted average share price (DKK)	67.10	67.10	67.10	72.40	68.60

c) Restricted Share Units (cash-settled)

According to the terms and conditions of the Restricted Share Units program (RSU), directors may annually be granted a number of RSUs with a value corresponding to up to 50% of the participant’s fixed annual base fee as member of the Board of Directors, not including committee membership fees. The value is calculated on the basis of the volume-weighted average share price of Orphazyme’s shares as quoted on Nasdaq Copenhagen during the ten trading days preceding the grant date. The RSUs vest from the grant date to the date of the next annual general meeting. Upon vesting, RSUs may be exercised within a period of twelve months from vesting (Exercise Period) at a price corresponding to the volume-weighted average share price during the ten trading days preceding the grant date (Exercise Price). In the event of a participant’s resignation from the Board of Directors, any unvested RSUs will lapse without any rights of compensation. A decision not to be re-elected is not a resignation from the Board of Directors.

The RSUs are classified as a cash-settled program, as the Board of Directors may choose to settle any vested RSUs in cash. In such event, the cash settlement amount is based on the difference between the Exercise Price and the volume-weighted average share price as quoted on Nasdaq Copenhagen during the ten trading days preceding the first day of the Exercise Period.

In August 2019, Restricted Share Units (2019 RSUs) were granted to members of the Board of Directors.  These RSUs fully vested in March 2020.   During 2020 certain board members exercised their RSUs. As these RSUs were not cash-settled, the corresponding liability of DKK 156 thousand was reversed into equity and treated as equity-settled. The remaining RSUs expire in March 2021 if not exercised or paid out in cash. Also in March 2020, the 2020 RSU program was announced, granting the Board of Directors an aggregate of 15,177 RSUs under similar terms and conditions as the 2019 RSUs.

In September 2020, a new RSU incentive program was announced (2020-2 RSU program), which comprised 22,993 RSUs in total, including an on-boarding grant to a new board member in accordance with the Company’s remuneration policy.  The 2020-2 RSU program runs in parallel with the 2020 RSU program and board members can only exercise RSUs under one of the programs.

In December 2020, 4,351 RSUs (2020-3 RSU program) were granted to the Chairman of the Board as part of a consultancy agreement (see Note 4.6).

The fair value of all RSUs was calculated using a Black-Scholes valuation model with the inputs shown in the following table. As the RSUs may be settled in cash, we have re-valued them as of year-end with updated inputs and recognized a cumulative share-based compensation expense in the amount of DKK 0.8 million (2019: 0.1 million; 2018: 0) and a corresponding short-term liability as of December 31, 2020. The Exercise Period for all 2020 RSUs is one year following full vesting and for valuation purposes we have assumed exercise three months upon full vesting.

As of December 31, 2020, no RSUs were forfeited or expired, and 5,781 RSUs were eligible for exercise.

The following table presents the inputs to the Black-Scholes model used to estimate the fair value of the 2020 RSUs at year-end, as they are classified as cash-settled:

Program	December 31, 2020 2020 RSUs	December 31, 2019 2019 RSUs
Fair value at valuation date (DKK 000)	1,913	232
Dividend yield (%)	—	—
Expected volatility (%)	45.9%	45.9%
Risk-free interest rate (%)	(0.57%)	(0.73%)
Expected life of awards (years)	0.50	0.25
Weighted average share price (DKK)	67.10	72.4

d)  Sign-on bonus shares to CEO

As part of the CEO service agreement, Kim Stratton was granted 58,000 ordinary shares, which would vest if the Company’s share price increased to DKK 125 per share within three years from the date of employment.  The total award consisted of (i) 6,000 shares provided that our share price increased to DKK 75 per share, (ii) 12,000 shares provided that our share price increased to DKK 100 per share, and (iii) 40,000 shares provided that our share price increased to DKK 125 per share.  The target prices were achieved and the 58,000 ordinary shares were issued to Ms. Stratton subsequent to December 31, 2020 (see Note 4.8).

The shares were valued at grant date, October 2019, using a Monte Carlo model due to the market conditions for vesting.  The risk-free interest rate used in the model has been estimated based on Danish government bonds with similar maturities; expected volatility has been determined based on the historic volatility of comparable listed companies; the expected life of the award was 3 years, equal to the term of the award; the estimated dividend yield was zero; and the weighted average share price was DKK 55.60.  The total valuation of the award at grant date was DKK 1.9 million.  The total share-based compensation expense was classified as administrative and it was recognized in full during 2020, as the target prices were achieved in 2020.

e) Bonus shares issued to KLSDC and UCL in connection with the license agreement

Please see Note 3.1.

Summary of share-based compensation

The following amounts were recognized as share-based compensation for the years ended December 31

DKK 000	2020	2019	2018
Share-based compensation included in R&D	7,260	635	719
Share-based compensation included in G&A	20,845	1,914	1,426
Total share-based compensation expense recognized	28,105	2,549	2,145

2.6	FINANCIAL INCOME AND FINANCIAL EXPENSES

§ ACCOUNTING POLICIES

Financial income and expenses include interest income and expense, gains and losses due to changes in foreign exchange rates and other immaterial miscellaneous items.

Beginning January 1, 2019, interest expense related to the right-of-use assets and interest expense related to the Loan Agreement are also recognized as financial expenses.

The following table presents the various items of financial income and expense recognized for the years end December 31:

DKK 000	2020	2019	2018
Interest income on cash balances	45	316	5
Foreign currency exchange gains	1,649	—	—
Gain on embedded call option (Note 3.6)	750	—	—
Total financial income	2,444	316	5

Interest expense on Loan Agreement (Note 3.6)	9,921	3,239	—
Write-off of transaction costs for Loan Agreement tranche 2 (Note 3.6)	—	1,678	—
Loss on embedded call option (Note 3.6)	—	354	—
Interest expense on lease liabilities (Note 3.2)	567	351	—
Loss on lease modification (Note 3.2)	—	216	—
Interest expense on cash balances	3,626	1,213	2,824
Foreign currency exchange loss	14,805	229	490
Bank fees and other charges	152	79	139
Total financial expenses	29,071	7,359	3,453

2.7	INCOME TAXES

§ ACCOUNTING POLICIES

Income tax benefit includes the current benefit due from the current period’s taxable loss and deferred tax adjustments. The benefit is comprised primarily of refundable tax credits for costs incurred in connection with research and development activities under the Danish Tax Credit Regime. Income tax expense relates to tax imposed on income recognized in our subsidiaries in the United States and Switzerland as a result of our transfer pricing agreements.

Corporation tax receivable is recognized in the balance sheet as the tax benefit computed on the taxable loss for the year, adjusted for any changes to the prior year benefit due to changes in the taxable loss of prior years and for any taxes already paid or refunded.

Deferred tax is measured using the balance sheet liability method on all temporary differences between the carrying amount and the tax value of assets and liabilities, with the exception of temporary differences occurring at the time of acquisition and liabilities neither affecting the result of operation nor the taxable income.

As of December 31, 2020, 2019 and 2018, there were no tax audits in process nor has management been notified of any pending tax audit.

Judgement regarding the recognition of the deferred tax assets related to taxable losses to be carried forward

Orphazyme is subject to income taxes in Denmark, Switzerland and the U.S.A. The Company recognizes deferred income tax assets if it is probable that sufficient taxable income will be available in the future against which the temporary differences and unused tax losses can be utilized. Significant judgment is required to determine the amount of deferred tax assets that may be recognized, based upon the likely timing and the level of future taxable profits together with future tax planning strategies. This judgment is made periodically after considering current facts and circumstances, budgets and business plans as well as the risks and uncertainty associated with the Company’s ability to successfully commercialize and defend its intellectual property. After consideration of these factors, Management has concluded that as regulatory approval has not yet been obtained as of December 31, 2020, the deferred income tax assets related to taxable losses carried forward in Denmark do not meet the criteria for being recognized as assets in the Statement of Financial Position. However, Management has concluded that the deferred income tax asset related to income in the United States is recoverable, as the US entity will continue to be profitable and therefore will utilize the losses carried forward.

The Company’s tax losses can be carried forward infinitely subject to the general rules on limited deductibility due to ownership changes. In Denmark, the Company’s ability to use tax loss carry forwards in any one year is limited to 100% of the first DKK 8.4 million of taxable income plus 60% of taxable income above DKK 8.4 million.

For the years ended December 31, 2020, 2019 and 2018, the Company has unrecognized net tax loss carry-forwards in the Danish entity in the amount of DKK 877 million, DKK 425 million, and DKK 280 million, respectively.

Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulations are subject to interpretation or uncertainty and establishes provisions, where appropriate. To date, there have not been any provisions established for uncertain tax positions.

The following table presents the total income tax benefit for the years ended December 31:

DKK 000	2020	2019	2018
Current tax benefit on net loss	136,845	75,459	51,722
Adjustments prior years	(1,065)	—	—
Tax credit research and development expenses	5,500	5,500	5,500
Change in unrecognized deferred tax before tax credit	(142,115)	(74,961)	(51,850)
Permanent differences	2,750	(498)	128
Total income tax benefit for the year	1,915	5,500	5,500

The following table presents the reconciliation of the effective tax rate to the statutory corporate income tax rate in Denmark.

DKK 000	2020	2019	2018
Net loss before tax	(635,161)	(342,997)	(235,100)
Corporate income tax rate in Denmark	22%	22%	22%
Computed income tax benefit	139,735	75,459	51,722

Tax effect of:
Adjustments prior years	(1,065)	—
Other non-deductible expenses, including US listing-related costs and share-based compensation	2,750	(498)	128
Effect of different tax rate	(673)	—	—
Deferred tax asset not recognized after tax credit	(138,832)	(69,461)	(46,350)

Total income tax benefit for the year	1,915	5,500	5,500

The following table presents the carrying amount of deferred tax in the Statement of Financial Position:

DKK 000	2020	2019	2018
Tax deductible losses	192,837	93,484	61,647
Deferred tax on intangible assets	112,192	74,050	35,887
Other temporary differences	8,174	758	738
	313,203	168,292	98,272
Deferred tax asset not recognized	311,138	168,292	98,272
Carrying amount included in the Statement of Financial Position	2,065	—	—